EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TIAA Separate Account VA-1 does hereby certify, to such officer’s knowledge, that:

The annual report on Form N-CSR of TIAA Separate Account VA-1 (the “Separate Account”) for the fiscal year ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Separate Account.

Dated: March 7, 2005	By:	/s/ Bertram L. Scott
Bertram L. Scott Executive Vice President (Principal Executive Officer) TIAA Separate Account VA-1

Dated: March 7, 2005	By:	/s/ Elizabeth A. Monrad
Elizabeth A. Monrad Executive Vice President (Principal Financial Officer) TIAA Separate Account VA-1